Exhibit 99.1

COMPUWARE CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On January 31, 2014, Compuware Corporation (the “Company”) and M4 Global Solutions Holding B.V. (“Buyer”), a private limited liability company incorporated in the Netherlands, completed the initial closing of an Asset Purchase Agreement, as amended, between the Company and MEP PX Acquisition LLC (“MEP”), a Delaware limited liability company controlled by Marlin Equity Partners (“Marlin”).  Buyer is the assignee of MEP’s rights under the Asset Purchase Agreement and, like MEP, is controlled by Marlin. The Asset Purchase Agreement provides for the acquisition by Buyer of substantially all of the assets that are primarily related to the Company’s Changepoint, Professional Services and Uniface business units, and certain liabilities of the acquired business units.  The amended agreement provides for, among other things, multiple subsequent closings in foreign jurisdictions.  At the initial closing on January 31, 2014, the relevant assets and liabilities located in the United States, Canada and the Netherlands were acquired by Buyer and Buyer paid the full cash payment of $112 million.  The subsequent closings will occur in each jurisdiction as promptly as practicable thereafter.  Notwithstanding the subsequent closings with respect to the assets and liabilities located in certain foreign jurisdictions, the Agreement, as amended, provides that for all economic purposes, all benefits and burdens of ownership of the full amount of the purchased assets and liabilities, risk of loss and all profit and loss from the purchased operations after January 31, 2014 belong to the Buyer, and the parties agreed to take certain actions necessary to that end.

The accompanying unaudited pro forma condensed consolidated financial statements of Compuware Corporation and its subsidiaries (collectively, the “Company”, Compuware”, “we”, “our” and “us”) were derived from the Company’s historical condensed consolidated financial statements and contain the required unaudited pro forma condensed consolidated balance sheet of the Company as of September 30, 2013, and the unaudited pro forma condensed consolidated statements of operations for the fiscal years ended March 31, 2011, 2012 and 2013 and for the six months ended September 30, 2013.

The following unaudited pro forma condensed consolidated financial statements are furnished for informational purposes only and do not purport to reflect the Company’s financial position and results of operations had the disposition occurred on the date as indicated above. Further, these financial statements are not necessarily indicative of the Company’s future financial position and future results of operations and should be read in conjunction with the accompanying notes  and with the historical condensed consolidated financial statements of the Company and related notes thereto included in its Annual Report on Form 10-K for the year ended March 31, 2013 and its Quarterly Report on Form 10-Q for the six months ended September 30, 2013, both filed with the Securities and Exchange Commission. The unaudited pro forma condensed consolidated statements of operations give effect to the disposition by removing the results from the Changepoint, Professional Services and Uniface business units as if the disposition had occurred as of April 1, 2010 and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed consolidated financial information. The unaudited pro forma condensed consolidated balance sheet reflects the disposition of the Changepoint, Professional Services and Uniface business units as if it occurred on September 30, 2013. The pro forma adjustments are based on the best information available and assumptions that management believes are factually supportable.

Future results may vary significantly from the results reflected in such statements. For example, the financial information herein does not reflect any potential earnings or other impacts from the use of the proceeds from the disposition or cost reductions of previously allocated corporate costs and potential subsequent restructuring charges.

COMPUWARE CORPORATION AND SUBSIDIARIES
Pro Forma Condensed Consolidated Balance Sheet
As of September 30, 2013
(Unaudited, In Thousands)

		Pro Forma Adjustments
ASSETS	Historical as Reported	Business Disposition		Sale-Related Pro Forma Adjustments		Pro Forma Totals
CURRENT ASSETS:
Cash and cash equivalents	$50,372	$-		$112,000	(a)	$162,372
Accounts receivable, net	381,892	(28,746)	(b)	-		353,146
Offering proceeds receivable	68,448	-		-		68,448
Deferred tax asset, net	42,837	-		(4,649)	(g)	38,188
Income taxes refundable	4,628	-		257	(e)	4,885
Prepaid expenses and other current assets	33,365	(1,458)	(b)	-		31,907
Total current assets	581,542	(30,204)		107,608		658,946

PROPERTY AND EQUIPMENT, LESS ACCUMULATED DEPRECIATION AND AMORTIZATION	295,264	(3,211)	(b)	-		292,053

CAPITALIZED SOFTWARE AND OTHER INTANGIBLE ASSETS, NET	111,162	(7,007)	(b)	-		104,155

OTHER:
Accounts receivable	191,208	(13,769)	(b)	-		177,439
Deferred tax asset, net	30,351	-		(1,974)	(g)	28,377
Goodwill	732,265	(86,153)	(b)	-		646,112
Other	28,688	(7)	(b)	-		28,681
TOTAL ASSETS	$1,970,480	$(140,351)		$105,634		$1,935,763

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$16,894	$(1,365)	(b)	$-		$15,529
Accrued expenses	92,969	(7,317)	(b)	13,440	(c)	99,092
Income taxes payable	18,266	-		23,145	(e)	41,411
Deferred revenue	387,878	(35,801)	(b)	-		352,077
Total current liabilities	516,007	(44,483)		36,585		508,109

LONG TERM DEBT	14,000	-		-		14,000

DEFERRED REVENUE	285,119	(19,591)	(b)	-		265,528

ACCRUED EXPENSES	18,274	-		4,071	(d)	22,345

DEFERRED TAX LIABILITY, NET	52,769	-		(11,108)	(1)	41,661
Total liabilities	886,169	(64,074)		29,548		851,643

SHAREHOLDERS' EQUITY:
Common stock	2,157	-		-		2,157
Additional paid-in capital	799,647	-		(244)	(f)	799,403
Retained earnings	268,937	(76,277)	(h)	76,330	(h)	268,990
Accumulated other comprehensive loss	(7,539)	-		-		(7,539)
Total Compuware shareholders' equity	1,063,202	(76,277)		76,086		1,063,011
Non-controlling interest	21,109	-		-		21,109
Total shareholders' equity	1,084,311	(76,277)		76,086		1,084,120

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,970,480	$(140,351)		$105,634		$1,935,763

COMPUWARE CORPORATION AND SUBSIDIARIES
Pro Forma Condensed Consolidated Statements of Operations
Year Ended March 31, 2011
(Unaudited, in thousands, except per share data)

	Historical as Reported	Results of operations of business sold		Pro Forma Totals
REVENUES
Software license fees	$194,745	$(21,102)	(j)	$173,643
Maintenance fees	419,240	(43,992)	(j)	375,248
Subscription fees	67,718	-		67,718
Professional services fees	192,202	(163,480)	(j)	28,722
Application services fees	55,025	-		55,025

Total revenues	928,930	(228,574)		700,356

OPERATING EXPENSES
Cost of software license fees	14,216	(1,160)	(j)	13,056
Cost of maintenance fees	32,975	(3,716)	(j)	29,259
Cost of subscription fees	24,974	-		24,974
Cost of professional services	165,939	(137,022)	(j)	28,917
Cost of application services	51,011	-		51,011
Technology development and support	90,330	(10,178)	(j)	80,152
Sales and marketing	243,771	(34,647)	(j)	209,124
Administrative and general	155,400	(10,029)	(j)	145,371

Total operating expenses	778,616	(196,752)		581,864

INCOME FROM OPERATIONS	150,314	(31,822)		118,492

Other income, net	4,462	-		4,462

INCOME BEFORE INCOME TAX PROVISION	154,776	(31,822)		122,954

Income tax provision	47,335	(14,032)	(k)	33,303

NET INCOME FROM CONTINUING OPERATIONS	$107,441	$(17,790)		$89,651

Net income from continuing operations per common share - basic	$0.49			$0.41

Net income from continuing operations per common share - diluted	$0.48			$0.40

Weighted average shares outstanding - basic	220,616			220,616

Weighted average shares outstanding - diluted	226,095			226,095

COMPUWARE CORPORATION AND SUBSIDIARIES
Pro Forma Condensed Consolidated Statements of Operations
Year Ended March 31, 2012
(Unaudited, in thousands, except per share data)

	Historical as Reported	Results of operations of business sold		Pro Forma Totals
REVENUES
Software license fees	$220,885	$(25,134)	(j)	$195,751
Maintenance fees	427,534	(46,566)	(j)	380,968
Subscription fees	78,438	(2,192)	(j)	76,246
Professional services fees	209,184	(172,389)	(j)	36,795
Application services fees	73,731	-		73,731

Total revenues	1,009,772	(246,281)		763,491

OPERATING EXPENSES
Cost of software license fees	17,572	(1,181)	(j)	16,391
Cost of maintenance fees	38,670	(3,955)	(j)	34,715
Cost of subscription fees	29,669	(567)	(j)	29,102
Cost of professional services	182,625	(146,349)	(j)	36,276
Cost of application services	72,384	-		72,384
Technology development and support	104,968	(10,735)	(j)	94,233
Sales and marketing	273,520	(31,309)	(j)	242,211
Administrative and general	163,723	(9,357)	(j)	154,366

Total operating expenses	883,131	(203,453)		679,678

INCOME FROM OPERATIONS	126,641	(42,828)		83,813

Other income, net	1,633			1,633

INCOME BEFORE INCOME TAX PROVISION	128,274	(42,828)		85,446

Income tax provision	39,903	(17,898)	(k)	22,005

NET INCOME FROM CONTINUING OPERATIONS	$88,371	$(24,930)		$63,441

Net income from continuing operations per common share - basic	$0.40			$0.29

Net income from continuing operations per common share - diluted	$0.40			$0.29

Weighted average shares outstanding - basic	218,344			218,344

Weighted average shares outstanding - diluted	222,378			222,378

COMPUWARE CORPORATION AND SUBSIDIARIES
Pro Forma Condensed Consolidated Statements of Operations
Year Ended March 31, 2013
(Unaudited, in thousands, except per share data)

	Historical as Reported	Results of operations of business sold		Pro Forma Totals
REVENUES
Software license fees	$178,922	$(19,829)	(j)	$159,093
Maintenance fees	407,480	(46,121)	(j)	361,359
Subscription fees	82,442	(2,580)	(j)	79,862
Professional services fees	185,011	(152,115)	(j)	32,896
Application services fees	90,694	-		90,694

Total revenues	944,549	(220,645)		723,904

OPERATING EXPENSES
Cost of software license fees	20,165	(1,179)	(j)	18,986
Cost of maintenance fees	35,084	(3,463)	(j)	31,621
Cost of subscription fees	31,127	(863)	(j)	30,264
Cost of professional services	163,713	(131,936)	(j)	31,777
Cost of application services	83,298	-		83,298
Technology development and support	105,800	(10,444)	(j)	95,356
Sales and marketing	251,925	(31,211)	(j)	220,714
Administrative and general	162,810	(9,077)	(j)	153,733
Goodwill impairment	71,840	(71,840)	(j)	-
Restructuring costs	16,573	(822)	(j)	15,751

Total operating expenses	942,335	(260,835)		681,500

INCOME FROM OPERATIONS	2,214	40,190		42,404

Other expense, net	(1,170)	-		(1,170)

INCOME BEFORE INCOME TAX PROVISION	1,044	40,190		41,234

Income tax provision	18,295	(2,378)	(k)	15,917

NET INCOME (LOSS) FROM CONTINUING OPERATIONS	$(17,251)	$42,568		$25,317

Net income (loss) from continuing operations per common share - basic	$(0.08)			$0.12

Net income (loss) from continuing operations per common share - diluted	$(0.08)			$0.12

Weighted average shares outstanding - basic	214,627			214,627

Weighted average shares outstanding - diluted	214,627			219,580

COMPUWARE CORPORATION AND SUBSIDIARIES
Pro Forma Condensed Consolidated Statements of Operations
Six Months Ended September 30, 2013
(Unaudited, in thousands, except per share data)

	Historical as Reported	Results of operations of business sold		Pro Forma Totals
REVENUES
Software license fees	$71,116	$(6,782)	(j)	$64,334
Maintenance fees	199,028	(23,047)	(j)	175,981
Subscription fees	41,436	(1,373)	(j)	40,063
Professional services fees	95,412	(81,880)	(j)	13,532
Application services fees	48,626	-		48,626

Total revenues	455,618	(113,082)		342,536

OPERATING EXPENSES
Cost of software license fees	11,038	(882)	(j)	10,156
Cost of maintenance fees	15,945	(1,760)	(j)	14,185
Cost of subscription fees	16,803	(513)	(j)	16,290
Cost of professional services	77,959	(66,141)	(j)	11,818
Cost of application services	57,950	-		57,950
Technology development and support	50,660	(5,590)	(j)	45,070
Sales and marketing	112,943	(13,320)	(j)	99,623
Administrative and general	73,321	(4,435)	(j)	68,886
Restructuring costs	5,345	(323)	(j)	5,022

Total operating expenses	421,964	(92,964)		329,000

INCOME FROM OPERATIONS	33,654	(20,118)		13,536

Other income, net	387	-		387

INCOME BEFORE INCOME TAX PROVISION	34,041	(20,118)		13,923

Income tax provision	8,888	(7,727)	(k)	1,161

NET INCOME FROM CONTINUING OPERATIONS	25,153	(12,391)		12,762

Less: Net income (loss) from continuing operations attributable to the non-controlling interest in Covisint Corporation	(1,154)	-		(1,154)

NET INCOME FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMPUWARE CORPORATION	$26,307	$(12,391)		$13,916

Net income from continuing operations attributable to Compuware Corporation per common share - basic	$0.12			$0.06

Net income from continuing operations attributable to Compuware Corporation per common share - diluted	$0.12			$0.06

Weighted average shares outstanding - basic	214,287			214,287

Weighted average shares outstanding - diluted	220,007			220,007

COMPUWARE CORPORATION AND SUBSIDIARIES
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(a)	The cash adjustment amount consists of gross proceeds of $160 million receive from the sale of the Changepoint, Professional Services and Uniface business units on January 31, 2014. This amount is reduced by $25 million for accounts receivable retained by the Company and $23 million related to an allowance for certain liabilities assumed by the Buyer.

Gross proceeds	$160,000,000
Less accounts receivable retained	(25,000,000)
Less allowance for certain liabilities assumed	(23,000,000)
Net proceeds	$112,000,000

(b)	Represents material adjustments as of September 30, 2013 to remove the assets and liabilities subject to the initial closing and subsequent closings, as discussed in Amendment No. 1 to the Asset Purchase Agreement between the Company and Buyer. The Asset Purchase Agreement provides for the acquisition by Buyer of substantially all of the assets that are primarily related to the Company’s Changepoint, Professional Services and Uniface business units and certain liabilities of these business units. The assets and liabilities related to both the initial and subsequent closings have been presented as deconsolidated within the balance sheet. The accounting for this transaction is being evaluated by the Company and could be subject to change. To the extent that any of the subsequent closings of the aforementioned assets and liabilities occur after the Company’s fiscal year end, the Company will evaluate if deconsolidation is appropriate in the balance sheet as of March 31, 2014.

(c)	Current accrued expense adjustments include:

Estimated accounts receivable retained by the Company in excess of the amount allowed under the agreement	$10,500,000
Current portion of estimated post-closing liability	600,000
Accrued transaction bonuses and fees	2,340,000
Current accrued expense	$13,440,000

The expenses associated with these accruals are not reflected in the pro forma statements of operations.

(d)	Non-current accrued expense adjustment includes $3.4 million related to a post-closing liability associated with potential adjustment based on future revenue from a specific customer and $671,000 related to tax reserves. The expense associated with these accruals is not reflected in the pro forma statements of operations.

(e)	Represents the estimated taxes payable/receivable as a result of the sale of the Changepoint, Professional Services and Uniface business units.

(f)	Additional paid-in capital adjustment represents equity awards that were modified as a result of the sale of the Changepoint, Professional Services and Uniface business units, reduced by the tax effect of equity compensation attributable to the divested business units.

(g)	Represents material adjustments to remove the deferred tax assets and liabilities as of September 30, 2013 related to the Changepoint, Professional Services and Uniface business units as well as deferred taxes resulting from the transaction.

(h)	The pro forma gain on the sale of the Changepoint, Professional Services and Uniface business units as of September 30, 2013 was calculated as follows:

Net proceeds	$112,000,000	(a)
Less transaction bonuses	(1,488,000)	(c)
Less transaction fees	(1,200,000)	(c)
Less estimated billed accounts receivable due to Buyer	(10,500,000)	(c)
Less estimated post-closing liability	(4,000,000)	(c,d	)
Less net assets disposed of	(76,277,000)
Pretax gain on sale	18,535,000
Tax on gain	18,482,000	(i)
Gain on sale	$53,000

(i)	Represents income tax expense associated with the sale. Income taxes are expected to exceed the statutory rate primarily due to a lower basis for the intangible assets associated with the disposition for income tax purposes.

(j)	Represents material adjustments to remove the historical operations of the Changepoint, Professional Services and Uniface business units represented in the condensed consolidated statements of operations for the six months ended September 30, 2013 and for the years ended March 31, 2013, 2012 and 2011, as applicable, as if the transaction occurred on April 1, 2010.

(k)	The Company calculated the pro forma effective tax rates by excluding the Professional Services, Changepoint and Uniface business units’ activity from the historical income tax provision calculations. The tax provision used for the divested business units was the difference between the pro forma calculated provision and the historical provision. The applicable effective federal, state and foreign tax rates were applied to the resulting income (loss) from continuing operations to determine the income tax provision on continuing operations. The calculated effective tax rates are as follows:

Year ended March 31, 2011	27.09%
Year ended March 31, 2012	25.75%
Year ended March 31, 2013	38.60%
Six months ended September 30, 2013	8.34%

(l)	Deferred tax liability represents the estimated deferred tax liability as a result of the sale of the Changepoint, Professional Services and Uniface business units.